Scudder



Scudder Variable Life Investment Fund
     Money Market Portfolio
     Bond Portfolio
     Balanced Portfolio
     Growth and Income Portfolio
     Capital Growth Portfolio
     Global Discovery Portfolio
     International Portfolio


Supplement to Prospectus
Dated May 1, 1997

Scudder, Stevens & Clark, Inc. ("Scudder"), the investment adviser for Scudder Variable Life Investment Fund (the "Fund"), has entered into an agreement with The Zurich Group ("Zurich"), an international insurance and financial services organization, pursuant to which Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc., and change its name to Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees.

Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of each Portfolio's investment advisory agreement with Scudder under the Investment Company Act of 1940, and, therefore, a termination of each agreement, it is anticipated that Scudder will seek approval of new agreements from the Fund's shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 1997.



July 18, 1997